SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	April 21, 2004
HON INDUSTRIES Inc. (Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation)

0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification Number)

414 East Third Street, P.O. Box 1109, Muscatine, IA (Address of principal executive offices)	52761-0071 (Zip Code)

Registrant's telephone number, including area code: 563/264-7400

ITEM 9. REGULATION FD DISCLOSURE.
See Item 12. Results of Operations and Financial Condition.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2004, HON INDUSTRIES Inc. (the "Company") reported its first quarter for 2004 results and is furnishing the earnings release required under Item 12.  The following exhibit is included herein:

EXHIBIT 99         Earnings Release - First Quarter 2004.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HON INDUSTRIES Inc.
Date: April 21, 2004	By: Jerald K. Dittmer Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number 99	Exhibit Text of press release dated April 21, 2004.